SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

Colorado                 001-13458            84-0920811
(State or other          (Commission File    (I.R.S. Employer
 jurisdiction             Number)             Identification No.)
 of incorporation)


4880 Havana Street, Denver, CO                  80239
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number:   (303) 373-4860



Total pages: 4
Exhibit index at: 3



Item 5.     Other Events and Regulation FD Disclosure.


            On May 14, 2004, Scott's Liquid Gold-Inc. announced in a press release that the Company may purchase up to 200,000 of its $0.10 par value common stock in the year 2004 for contribution to the Company's Employee Stock Ownership Plan (ESOP). A copy of the press release is filed as an exhibit to this Report and is incorporated herein by this reference.


Item 7.     Financial Statements and Exhibits.

(c)   Exhibits.   The following exhibit accompanies this Report:

                  Exhibit No.    Document
                    99           Press Release dated May 14, 2004
                                 stating that the Company may
                                 purchase up to 200,000 of its
                                 $0.10 par value common stock in
                                 the year 2004 for contribution to
                                 the Company's Employee Stock
                                 Ownership Plan  (ESOP).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


SCOTT'S LIQUID GOLD-INC.
(Registrant)


Date:  May 14, 2004            /s/ Jeffry B. Johnson
                               -------------------------------
                               By: Jeffry B. Johnson
                               Chief Financial Officer and
                                Treasurer


EXHIBIT INDEX

Exhibit
Number        Document
99            Press Release dated May 14, 2004 stating that the
              Company may purchase to 200,000 of its $0.10 par value common stock in the year 2004 for contribution to the Company's Employee Stock
              Ownership Plan (ESOP).


                                                 EXHIBIT 99


For Immediate Release

SCOTT'S LIQUID GOLD-INC. TO PURCHASE
SHARES FOR ESOP CONTRIBUTION

DENVER, Colorado (May 14, 2004) - Scott's Liquid Gold-Inc.
(OTC BB: "SLGD"), which develops, manufactures and markets household and skin care products, today announced that the Company may purchase up to 200,000 shares of its common stock in the open market in 2004. The shares will be purchased from time to time depending upon market conditions and the Company's financial condition. The Company intends to contribute the repurchased shares to the Company's Employee Stock Ownership Plan (ESOP).

Scott's Liquid Gold-Inc. develops, manufactures and markets high quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. Scott's Liquid Gold-Inc. also distributes skin care sachets of Montagne Jeunesse. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web:
www.scottsliquidgold.com, www.alphahydrox.com,
www.touchofscent.com, and www.neotericdiabetic.com.

This press release may contain "forward-looking" statements within the meaning of U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; continuation of the Company's distributorship agreement with Montagne Jeunesse; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; adverse developments in pending litigation; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and E xchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.

For further information, please contact:
Jeffry B. Johnson at (303) 373-4860